T 732.544.5544 F 732.544.5404  25 Christopher Way, Eatontown NJ 07724
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                                                                 www.qmedinc.com

NEWS RELEASE


Contact:  Robert Mosby, QMed, Inc. - 732-544-5544 x1107



QMed, Inc. Reports Second Quarter Results
--------------------------------------------------------------------------------

Eatontown, New Jersey, June 29, 2005 - QMed, Inc. (NASDAQ Symbol: QMED) today announced financial results for the second quarter ending May 31, 2005. Revenues for the three months were $5,462,897 compared to $3,724,881 a year ago. Net income was $870,991 or $0.05 per share fully diluted compared to a net loss of $(1,432,269) or $(0.10) per share in the year earlier. The Company had working capital of approximately $21,000,000 at May 31, 2005 compared to working capital of approximately $6,000,000 at November 30, 2004.

Net income for the quarter included approximately $261,000 of implementation costs associated with work on the Medicare Advantage Special Needs Plan (SNP) project in South Dakota for the Company's QMedCare, Inc., subsidiary. In addition, the Company incurred approximately $48,000 of development costs associated with its Health e Monitoring, Inc., (HeM) subsidiary. While it is anticipated that these implementation and development costs will increase during the rest of the fiscal year, core business is expected to remain profitable.

Michael W. Cox, QMed president and CEO said, "We are pleased with our continued profitable performance and especially with the important ongoing implementation and development work that our strong balance sheet permits. Both QMedCare and HeM are integral to our diversification and growth, and we expect that they will be key builders of shareholder value. It is important to emphasize that the growth we anticipate from these efforts is both short- and long-term: we expect to enroll the first members into our South Dakota program in early 2006, while Health e Monitoring is expected to produce its first revenues in the third quarter."

"QMedCare and HeM are both wholly owned subsidiaries," he continued. "As previously stated, QMedCare will act as an investor/holding company in affiliated companies. These affiliates are expected to operate as Medicare Advantage Special Needs Plans or as firms that provide third party administration services. QMedCare is the sole investor in QMedCare Dakota, LLC, a company specifically formed to administer the anticipated SNP project in South Dakota. We see such projects as the natural next step to utilizing our sophisticated evidence-based clinical information management system. The market potential for Medicare SNPs is clearly very large. HeM provides QMed with an offering complementary to our traditional health plan business since, for the first time, it gives us access to the employer and consumer markets. Taken together, these strategic developments take QMed to the next level in healthcare services," Cox concluded.

About QMed, Inc.
----------------
QMed provides evidence-based clinical information management systems around the country to its health plan customers. The system incorporates DM services and decision support to physicians. The Company has been selected in two Medicare Demonstrations to test the feasibility of reimbursing its care coordinated DM services in the vast Medicare fee-for-service program. More information on QMed, Inc. can be obtained at www.qmedinc.com, by calling (732) 544-5544 or by emailing investor@qmedinc.com.

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T 732.544.5544 F 732.544.5404  25 Christopher Way, Eatontown NJ 07724
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                                                                 www.qmedinc.com

NEWS RELEASE

6/29/05  - Page 2 of 4

                                            QMED, INC. AND SUBSIDIARIES
                                       CONDENSED CONSOLIDATED BALANCE SHEETS


                                                                                May 31, 2005      November 30, 2004
                                                                                ------------      -----------------
ASSETS                                                                          (unaudited)
Current assets
Cash and cash equivalents                                                       $  2,985,872         $  3,292,571
Investments                                                                       18,935,230            2,097,362
Accounts receivable, net of allowances of  $71,312 and $52,690, respectively       3,326,323            2,750,507
Inventory, net of reserve                                                             41,693               38,355
Prepaid expenses and other current assets                                            349,939              440,620
                                                                                ------------         ------------
                                                                                $ 25,639,057         $  8,619,415

Property and equipment, net of accumulated depreciation                            1,110,149            1,180,050
Product software development costs, net                                              924,091              858,022
Non-current accounts receivable                                                      199,254                    -
Other assets                                                                         644,881              132,136
Investment in joint ventures                                                          45,458               47,854
                                                                                ------------         ------------
                                                                                $ 28,562,890         $ 10,837,477
                                                                                ============         ============


LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable and accrued expenses                                              1,367,127              817,234
Leases payable, current portion                                                      135,683              119,757
Accrued salaries and commissions                                                     518,042              416,382
Fees reimbursable to health plans                                                     23,640              161,178
Contract billings in excess of revenues                                            2,124,825            1,245,862
Deferred warranty revenue                                                             22,026               23,652
Income taxes payable                                                                       -               16,000
                                                                                ------------         ------------
                                                                                   4,191,343            2,800,065

Leases payable - long term                                                           155,374              146,742
                                                                                ------------         ------------
                                                                                   4,346,717            2,946,807

Commitments and Contingencies
Stockholders' equity
  Common stock $.001 par value; 40,000,000 shares authorized;
    16,673,626 and 15,150,054 shares issued and 16,651,626 and
    15,128,054 outstanding, respectively                                              16,674               15,150
Paid-in capital                                                                   50,547,188           35,961,800
Accumulated deficit                                                              (26,258,223)         (28,004,017)
Accumulated other comprehensive income
  Unrealized loss on securities available for sale                                   (13,841)              (6,638)
                                                                                ------------         ------------
                                                                                  24,291,798            7,966,295

Less treasury stock at cost, 22,000 common shares                                    (75,625)             (75,625)
                                                                                ------------         ------------
Total stockholders' equity                                                        24,216,173            7,890,670
                                                                                ------------         ------------
                                                                                $ 28,562,890         $ 10,837,477
                                                                                ============         ============


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T 732.544.5544 F 732.544.5404  25 Christopher Way, Eatontown NJ 07724
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                                                                 www.qmedinc.com

NEWS RELEASE

6/29/05  - Page 3 of 4

                                              QMED, INC. AND SUBSIDIARIES
                                  CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                                    (Unaudited)


                                                  For the Three      For the Three       For the Six       For the Six
                                                   Months Ended       Months Ended       Months Ended      Months Ended
                                                   May 31, 2005       May 31, 2004       May 31, 2005      May 31, 2004
                                                  --------------     --------------     --------------    --------------
Revenue
   Disease management services                    $    5,417,825     $    3,667,570     $   10,124,892    $    7,406,791
   Medical equipment                                      45,072             57,311             93,491           110,910
                                                  --------------     --------------     --------------    --------------
                                                       5,462,897          3,724,881         10,218,383         7,517,701
                                                  --------------     --------------     --------------    --------------

Cost of revenue
   Disease management services                         1,810,278          2,649,454          3,593,852         4,613,439
   Medical equipment                                      40,243             41,491             78,155            78,704
                                                  --------------     --------------     --------------    --------------
                                                       1,850,521          2,690,945          3,672,007         4,692,143
                                                  --------------     --------------     --------------    --------------

Gross profit                                           3,612,376          1,033,936          6,546,376         2,825,558
                                                  --------------     --------------     --------------    --------------

Selling, general and
  administrative expenses                              2,092,306          2,104,908          3,791,098         3,851,063

Research and development expenses                        308,826            243,871            576,852           498,290
                                                  --------------     --------------     --------------    --------------

Income (loss) from operations                          1,211,244         (1,314,843)         2,178,426        (1,523,795)

Interest expense                                          (7,083)            (9,026)           (14,085)          (15,724)
Interest income                                           80,122             25,350            121,282            48,883
Loss in operations of                                   (386,393)          (129,750)          (457,278)         (204,750)
  joint ventures
Other income                                               1,101                  -              2,849             8,703
                                                  --------------     --------------     --------------    --------------
Income (loss) before income tax                          898,991         (1,428,269)         1,831,194        (1,686,683)
  provision

Provision for state income taxes                         (28,000)            (4,000)           (85,400)           (8,000)
                                                  --------------     --------------     --------------    --------------

Net income (loss)                                 $      870,991     $   (1,432,269)    $    1,745,794    $   (1,694,683)
                                                  ==============     ==============     ==============    ==============


Basic earnings (loss) per share
   Weighted average shares outstanding                16,578,310         14,737,312         16,212,014        14,695,582
                                                  --------------     --------------     --------------    --------------
   Basic earnings (loss) per share                $          .05     $         (.10)    $          .11    $         (.12)
                                                  ==============     ==============     ==============    ==============

Diluted earnings income (loss) per share
  Weighted average shares outstanding                 18,454,850         14,737,312         18,291,267        14,695,582
                                                  --------------     --------------     --------------    --------------
  Diluted earnings (loss) per share               $          .05     $         (.10)    $          .10    $         (.12)
                                                  ==============     ==============     ==============    ==============



T 732.544.5544 F 732.544.5404  25 Christopher Way, Eatontown NJ 07724
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                                                                 www.qmedinc.com

NEWS RELEASE

6/29/05  - Page 4 of 4


Except for historical information contained herein, matters discussed in this news release are forward-looking statements that involve risks and uncertainties. They include but are not limited to those relating to the timely implementation of programs, the impact of competitive product introductions, acceptance and pricing, and those risks detailed in the Company's filings with the Securities and Exchange Commission (SEC). Actual results may differ materially from any forward-looking statements due to these risks and uncertainties.

                                      # # #